Exhibit 99.1

June 12, 2008

As I announced in my earlier update letter, dated March 28th, 2008, our new strategic direction includes a primary focus on building upon the scientific data that originally demonstrated the effects of our compound, Homspera®, on adult stem cells and simultaneously developing relationships that will allow us to license the compound for therapeutic development.  Since that time, several research studies have been completed by leading stem cell scientists that examined the effects of Homspera on human, adult stem cells.  After removal from human bone marrow, these cells were exposed to Homspera and evaluated for changes in their growth and maturation.  The basis of these experiments was to deepen our understanding of how Homspera stimulates the immune system and thus support more aggressive licensing efforts. These studies also enabled us to fulfill the second of three financial milestones ahead of the schedule specified in our funding agreement with Yorkville Financial Advisors.  We are pleased to share with you that with these results we expect to be better positioned to attract more advantageous pre-clinical licensing opportunities

Collectively, our findings demonstrate Homspera’s effectiveness in activating adult stem cells – specifically blood-forming (hematopoietic) stem cells.  Homspera has been shown to stimulate differentiation of hematopoietic stem cells and increase the number of red blood cell, platelet and white blood cell precursors, the latter of which ultimately become the functional cells of the immune system.  The effects of Homspera are greatest in enhancing granulocyte/macrophage precursors, which together comprise over 70% of the white blood cells in the body.  Mature granulocytes and macrophages fight infection partly by engulfing and destroying invading microorganisms, a vital function of the immune system.  We have seen results, using bone marrow from several human donors, where the addition of Homspera to stem cell cultures increases the formation of granulocyte/macrophage precursors to more than 200% of control values as indicated on the research reports we have received.

This data suggests Homspera may be of potential benefit in situations where regenerating and strengthening the immune system is imperative, as with individuals recovering from influenza or undergoing chemotherapy. More importantly, it also suggests an underlying mechanism of action for Homspera in cases of radiation poisoning.  Upon exposure to ionizing radiation (X-rays or gamma rays), the dividing blood cell precursors of the bone marrow are the most easily damaged. We have demonstrated in multiple studies performed at various academic, commercial and governmental laboratories that Homspera increases circulating white blood cell counts in irradiated animals, negating this damage and ultimately contributing to an increased survival. These results can be explained, in part, by Homspera’s ability to increase white blood cell precursors.

While direct effects of Homspera on cells of the immune system, as well as cells of the skin, may underlie the effects seen in our infectious disease and wound healing studies, it is also possible that Homspera’s action on adult stem cells underlies these effects as well. The enhanced immune response seen in Viprovex (Homspera derivative)-treated animals exposed to influenza virus or in animals exposed to virus particles in vaccines, where Viprovex has shown adjuvant activity, might follow directly from elevations in immune cells from bone marrow. Similarly the acceleration in wound healing we’ve reported in animals exposed to topically applied Homspera might reflect an enlistment of adult stem cells to replace injured skin cells.  Additional research and studies will be needed to confirm any such conclusions.

This stem cell data from these studies helps to bridge our diverse portfolio of research studies using Homspera and provides the company with confirmation of our scientific focus and anticipated long term success.  Homspera’s ability to enhance stem cell activity follows the myriad of animal studies and the results we’ve reported previously for Homspera use in a wide variety of therapeutic areas such as radiation exposure, vaccine adjuvancy, infectious disease and wound healing. Furthermore, with this understanding reached from these studies, we anticipate that the blood disorder indications (noted in attached slide) could potentially create additional licensing opportunities for the company.

We remain excited about our direction and confident that follow-on studies will confirm and extend the benefits that we have seen to date.

Michael K. Wilhelm
Chief Executive Officer

Statements about IR BioSciences Holdings, Inc.’s future expectations, including statements about the potential use and scientific results for IR BioSciences’ drug candidates, science and technology, and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. IR BioSciences intends that such forward-looking statements be subject to the safe harbors created thereby. These future events may not occur as and when expected, if at all, and, together with IR BioSciences’ business, are subject to various risks and uncertainties. IR BioSciences’ actual results could differ materially from expected results as a result of a number of factors, including the uncertainties inherent in research and development collaborations, pre-clinical and clinical trials and product development programs (including, but not limited to the fact that future results or research and development efforts may prove less encouraging than current results or cause side effects not observed in current pre-clinical trials), the evaluation of potential opportunities, the level of corporate expenditures and monies available for further studies, capital market conditions, and others set forth in IR BioSciences’ periodic report on Form 10-Q for the three months ended March 31, 2008 and on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange Commission. There are no guarantees that any of IR BioSciences’ proposed products will prove to be commercially successful. IR BioSciences undertakes no duty to update forward-looking statements.

Hematopoietic Stem Cell Indications

Myelodysplastic/Myeloproliferative Disorders
Acute Myelofibrosis
Agnogenic Myeloid Metaplasia (Myelofibrosis)
Amyloidosis
Chronic Myelomonocytic Leukemia
Essential Thrombocythemia
Polycythemia Vera
Refractory Anemias including:
Refractory Anemia with Excess Blasts
Refractory Anemia with Excess Blasts in Transformation
Refractory Anemia with Ringed Sideroblasts

Leukemias and Lymphomas
Acute Biphenotypic Leukemia
Acute Lymphocytic Leukemia
Acute Myelogenous Leukemia
Acute Undifferentiated Leukemia
Adult T Cell Leukemia/Lymphoma
Chronic Lymphocytic Leukemia
Chronic Myelogenous Leukemia
Hodgkin's Lymphoma
Juvenile Chronic Myelogenous Leukemia
Juvenile Myelomonocytic Leukemia
Myeloid/Natural Killer Cell Precursor Acute Leukemia
Non-Hodgkin's Lymphoma
Polymphocytic Leukemia

Bone Marrow Failure Disorders
Amegakaryocytosis
Aplastic Anemia (Severe)
Blackfan-Diamond Anemia
Congenital Cytopenia
Congenital Dyserythropoietic Anemia
Dyskeratosis Congenita
Fanconi Anemia
Paroxysmal Nocturnal Hemoglobinuria
Pure Red Cell Aplasia

Inherited Metabolic Disorders
Adrenoleukodystrophy
Fucosidosis
Gaucher Disease
Hunter Syndrome (MPS-II)
Hurler Syndrome (MPS-IH)
Krabbe Disease
Lesch-Nyhan Syndrome
Mannosidosis
Maroteaux-Lamy Syndrome (MPS-VI)
Metachromatic Leukodystrophy
Mucolipidosis II (I-cell Disease)
Neuronal Ceroid Lipofuscinosis
Niemann-Pick Disease
Sandhoff Disease
Sanfilippo Syndrome (MPS-III)
Scheie Syndrome (MPS-IS)
Sly Syndrome
Tay Sachs
Wolman Disease

Plasma Cell Disorders
Multiple Myeloma
Plasma Cell Leukemia
Waldenstrom's Macroglobulinemia
Other Inherited Disorders
Cartilage-Hair Hypoplasia
Congenital Erythropoietic Porphyria
DiGeorge Syndrome
Osteopetrosis

Other
Chronic Active Epstein Barr
Evans Syndrome
Multiple Sclerosis
Rheumatoid Arthritis
Systemic Lupus Erythematosus
Thymic Dysplasia

Inherited Immune System Disorders
Chronic Granulomatous Disease
Congenital Neutropenia
Leukocyte Adhesion Deficiency
Severe Combined Immunodeficiencies (SCID)
Adenosine Deaminase Deficiency
Bare Lymphocyte Syndrome
Chediak-Higashi Syndrome
Kostmann Syndrome
Omenn Syndrome
Purine Nucleoside PhosphorylaseDeficiency
Reticular Dysgenesis
Wiskott-Aldrich Syndrome
X-Linked Lymphoproliferative Disorder

Histiocytic Disorders
Familial Erythrophagocytic Lymphohistiocytosis
Hemophagocytosis
Langerhans' Cell Histiocytosis (Histiocytosis X)

Other Malignancies
Brain Tumors
Ewing Sarcoma
Neuroblastoma
Ovarian Cancer
Renal Cell Carcinoma
Rhabdomyosarcoma
Small Cell Lung Cancer
Testicular Cancer
Thymoma (Thymic Carcinoma)

Hemoblobinopathies
Beta Thalassemia Major
Sickle Cell Disease

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